HOUSEHOLD

CONSUMER LENDING

Tom Detelich
Group Executive

January 21-22, 2003

OUR OPERATING MODEL

- 1,359 distributed retail branches
- Direct lending channel
- 7 centralized collection, underwriting and customer service sites
- Centralized support functions:
  - Marketing
  - Human resources
  - Credit risk
  - Policy and compliance
  - Financial control

Beneficial

KEY COMPETITIVE ADVANTAGES

- Operating model
  - Distributed branch network
  - Centralized support
  - Low cost producer
- Lead delivery platform/technology
  - "Next best lead" segmentation
  - Optimization of leads across the branch network
  - Centralized control of the sales efforts
- Proprietary front-end sales engine: Vision

Beneficial

KEY COMPETITIVE ADVANTAGES

- Credit risk approach
  - Proprietary scorecards and modeling
  - Niche market approach to underwriting
- Direct marketing expertise
  - CIM: data marts for both customer acquisition and relationship management
  - Unique blend of both marketing and credit risk analytical talent: focus is optimization of profit

Beneficial

QUALITY AND CUSTOMER SATISFACTION APPROACH

- Credit policies are established by a credit committee, which includes key consumer lending executives and Household's chief credit officer
- Proprietary, internally developed scorecards, built on experience with these products, are used to underwrite 100% of our lending
  - No automated decisions occur on secured lending
  - All decisions are handled at a centralized facility
  - Consideration given to credit policy, collateral, ability to pay and verification of title and income
  - Unsecured applications may be manually underwritten or auto-decisioned

Beneficial

QUALITY AND CUSTOMER SATISFACTION APPROACH

- Underwriting utilizes an automatic bureau feed to maximize depth of credit file and geographic differences
- There is a centrally controlled appraisal and title ordering process

Beneficial

QUALITY AND CUSTOMER SATISFACTION APPROACH

- Law records
  - Rate, term, fees, and insurance based upon state requirements
- Safe
  - All form changes are centrally maintained and controlled
  - Checklist of required documents at loan close
  - Bar coding for tracking
  - Loan terms cataloged for post-comparative purposes
- On-line manuals
  - Products
  - Servicing
- On-line training
- Underwriting verification of Customer Benefits Test

Beneficial

QUALITY AND CUSTOMER SATISFACTION APPROACH

- One page disclosure
- Loan closing video
- Customer survey at loan close
- Third party customer satisfaction survey
- Mystery shopper – branch experience
- Periodic audit of the branch controls
  - Confirmation calls to the customer
  - Branch audits – over 4,000 audits conducted per year

Beneficial

ORGANIZATIONAL STRUCTURE

Thomas M. Detelich
Group Executive - Household
President - HFC/Beneficial Consumer Lending
Years with Company: 26

- Managing Director-Branch Operations — *Years with Company: 20*
- Managing Director-Operations — *Years with Company: 13*
- Managing Director Direct Lending and Customer Retention — *Years with Company: 3*
- Managing Director-Strategic Planning and Development — *Years with Company: 14*

- Vice President Marketing — *Years with Company: 12*
- Vice President Human Resources — *Years with Company: 9*
- Vice President Credit Risk — *Years with Company: 20*
- Chief Financial Officer — *Years with Company: 10*
- National Director-Business Performance — *Years with Company: 13*

- Vice President Policy and Compliance — *Years with Company: 25*
- General Counsel — *Years with Company: 15*
- Vice President Applications - HTS — *Years with Company: 23*

Current # Employees: 12,000

BUSINESS MIX

	12/31/02 Outstandings ($ Billions)	Percent of Total Outstandings
Real Estate		
First Lien	$23.8	55%
Second Lien	4.2	10
Total Real Estate	$28.0	65%
Personal Homeowner Loan (PHL)	$ 5.1	12%
Unsecured Loans	10.3	23%
Product Total	$43.4	

Beneficial

OUR BUSINESS TODAY

PRODUCTS

Secured & Unsecured Loans
- Closed-end & Revolving
- Fixed Rate & Variable Rate

CUSTOMERS

- Subprime and Non-Conforming Homeowners


CORE

CHANNELS

- Branch
- Direct Lending
- Direct Mail
- Internet Sourced

OUR BUSINESS TODAY

HFC & Beneficial Branch Offices Per State

(As of November 11, 2002)



WA 40
OR 18
CA 164
ID 10
NV 13
MT 7
WY 3
UT 5
AZ 20
CO 19
NM 10
ND 0
SD 3
NE 8
KS 18
OK 23
TX 67
MN 15
IA 5
MO 32
AR 0
LA 15
WI 14
IL 40
MI 31
IN 37
OH 54
KY 20
TN 25
MS 0
AL 8
GA 28
FL 62
SC 17
NC 46
VA 53
WV 9
PA 56
NY 51
VT 0
NH 11
ME 4
MA 27
RI 4
CT 18
NJ 40
DE 9
MD 35
HI 7

OUR CUSTOMER *

Age	43 years
Gross Household Income	$42,000
Time on Job	6.4 years
Occupation	46% white collar 29% blue collar 25% sales/other
Time at Current Address	6.0 years
Homeownership	79%

* *Data is for all products originated June 2001-June 2002*

Beneficial

OUR CUSTOMER *

Loan Purpose	35% debt consolidation
	28% current expenses/ assist family
	17% travel/other
	16% home improvement
	4% auto purchase/repair
Proximity to Branch	35% live within 5 miles
	24% live within 5-10 miles
	34% live within 10-50 miles
	7% live > 50 miles

* *Data is for all products originated June 2001-June 2002*

Beneficial

BRANCH CYCLE – REAL ESTATE


Marketing Distributes Leads Thru LMS
Branch Does Outbound Calls and Handles Inbound Calls
Branch Enters and Processes Application
Send to Underwriting for Preliminary Loan Approval

- Branch requests necessary information to complete the application: demographic, employment and earnings
- Request necessary loan documents
- Establish an appointment to discuss loan terms and benefits with the customer
- Complete and mail RESPA documents if applicable

- Underwriting reviews application, credit bureau, income documentation and ability to pay
- Underwriting preliminary grades the customer based on credit policy
- Verify customer meets Net Tangible Benefits and Customer Benefits Test
- Branch Manager orders title and appraisal from our approved vendor

BRANCH CYCLE

Real Estate


Preliminary Loan Approval Granted
N
Y
Final Loan Approval Granted
N
Y
Customer Approval Call

- Contact the customer and explain the turndown
- Determine if additional information needs to be gathered for re-consideration by Underwriting
- Review appraisal, title and income verification
- Determine if additional information needs to be gathered for re-consideration by Underwriting
- Re-grade the loan based on credit policy: ability/capacity to pay, collateral, and title infractures
- Contact the customer and review the final loan parameters and terms

BRANCH CYCLE

Real Estate

Loan Closing

- Customer watches the loan closing video
- Review loan documents
- Explain rescission and sign loan documents
- Discuss funding date and time

Loan Funding

- Cut customer check(s)
- Have customer sign non-rescission notice and collect this document for the file
- Have customer complete customer survey

2003 FOCUS


Quality
Customer
Satisfaction
Delivering
Results